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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2003 (MAY 15, 2003)

                      APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    1-16431
                            (Commission File Number)

                      DELAWARE                                         13-3864004
          (State or other jurisdiction of                    (I.R.S. Employer Identification
                   incorporation)                                         No.)

                450 WEST 33RD STREET                                      10001
                    NEW YORK, NY                                       (Zip Code)
          (Address of principal executive
                      offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  212-716-6600

                                 NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of business acquired

     Not applicable.

     (b) Pro forma financial information

     Not applicable.

     (c) Exhibits

     99.1 Press release issued by the Company on May 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12)

     The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

     Applied Graphics Technologies, Inc. (the "Company"), reported its results of operations for the three months ended March 31, 2003. Details of this announcement are contained in the press release of the Company dated May 15, 2003, and included in this Current Report on Form 8-K as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          APPLIED GRAPHICS TECHNOLOGIES, INC.
                                          Registrant

                                          By:    /s/ KENNETH G. TOROSIAN
                                            ------------------------------------
                                                    Kenneth G. Torosian
                                                Senior Vice President, Chief
                                                      Financial Officer,
                                                       and Treasurer

Dated: May 16, 2003

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